Due To Officer	6 Months Ended
Jun. 30, 2013
Due to Officer [Abstract]
Due to Officer

(5)    Due To Officer

Due to Officer of $1,250 at June 30, 2013 and December 31, 2012 represents monies advanced to the Company by a major shareholder of the Company for the purpose of providing working capital for the business. The amount due is non-interest bearing and is payable on demand. The balance has been classified as a Long-term Liability because a demand for payment is not expected currently.